Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies

Note 5. Commitments and Contingencies

Leases

The Company leases facilities for office space under noncancelable operating leases for its U.S. and international locations and has entered into capital lease arrangements to obtain property and equipment for its operations. In addition, the Company leases space from third party datacenter hosting facilities under co-location agreements to support its cloud infrastructure. As of December 31, 2013, noncancelable leases expire on various dates between 2014 and 2017 and require the following future minimum lease payments by year (in thousands):

	Capital Leases	Operating Leases
Year ending December 31:
2014	$388	$2,724
2015	258	2,563
2016	—	1,311
2017	—	435
Total future minimum lease payments	646	$7,033
Less: amount representing interest	(52)
Total capital lease obligation	594
Less: Current portion of capital lease obligation	(347)
Capital lease obligation	$247

Property and equipment recorded under capital leases consisted of the following (in thousands):

	December 31,
	2013	2012
Total assets acquired under capital lease	$2,317	$2,317
Less: accumulated amortization	(1,693)	(1,029)
Leased property and equipment, net	$624	$1,288

Leases for certain office facilities include scheduled periods of abatement and escalation of rental payments. The Company recognizes rent expense on a straight-line basis for all operating lease arrangements with the difference between required lease payments and rent expense recorded as deferred rent. Total rent expense was $1,324,000, $1,261,000, and $533,000 for the fiscal years ended December 31, 2013, 2012 and 2011, respectively.

Sales Tax Liability

During 2010 and 2011, the Company increased its sales and marketing activities in the U.S., which may be asserted by a number of states to create an obligation under nexus regulations to collect sales taxes on sales to customers in the state. Prior to 2012, the Company did not collect sales taxes from customers on sales in all states. In the second quarter of 2012, the Company commenced collecting and remitting sales taxes on sales in all states, therefore the loss contingency is applicable to sales and marketing activities in 2010, 2011 and the three months ended March 31, 2012. As of December 31, 2013 and 2012, the Company recorded a long-term sales tax liability of $3,988,000, and $3,877,000, respectively, based on its best estimate of the probable liability for the loss contingency incurred as of those dates. The Company’s estimate of a probable outcome under the loss contingency is based on analysis of its sales and marketing activities, revenues subject to sales tax, and applicable regulations in each state in each period. No significant adjustments to the long-term sales tax liability have been recognized in the accompanying consolidated financial statements for changes to the assumptions underlying the estimate. However, changes in management’s assumptions may occur in the future as the Company obtains new information which can result in adjustments to the recorded liability. Increases and decreases to the long-term sales tax liability are recorded as general and administrative expense.

A current sales tax liability for non-contingent amounts expected to be remitted in the next 12 months of $3,451,000 and $3,574,000 is included in accrued liabilities as of December 31, 2013 and 2012, respectively.

Legal Matters

The Company determines whether an estimated loss from a contingency should be accrued by assessing whether a loss is deemed probable and can be reasonably estimated. The Company assesses its potential liability by analyzing specific litigation and regulatory matters using reasonably available information. The Company develops its views on estimated losses in consultation with inside and outside counsel, which involves a subjective analysis of potential results and outcomes, assuming various combinations of appropriate litigation and settlement strategies. Legal fees are expensed in the period in which they are incurred.  As of December 31, 2013, the Company did not have any accrued liabilities recorded for such loss contingencies.  At December 31, 2012, the Company recorded accrued liabilities of $1,075,000, respectively, for the probable and estimable amount of all loss contingencies related to legal matters.

In June 2011, j2 Global, Inc. (“j2”), and Advanced Messaging Technologies, Inc. (“Advanced Messaging”), filed a joint complaint against the Company in the U.S. District Court for the Central District of California, Case No. 2:11-cv-04686-DDP-AJW, alleging infringement of U.S. Patent Nos. 6,208,638, 6,350,066, and 7,020,132, and seeking a permanent injunction, damages, and attorneys’ fees should judgment be found against the Company. On March 4, 2013, Advanced Messaging filed a second complaint against the Company in the U.S. District Court for the Central District of California, Case No. 2:13-CV-01526, alleging infringement of U.S. Patent No. 7,975,368. On April 26, 2013, the Company entered into a license and settlement agreement with j2 and one of its affiliates to settle the matters. Under the terms of the settlement, the parties granted each other certain patent cross-licenses for over 10 years and the parties have dismissed all claims in these matters with prejudice.

On December 21, 2012, CallWave Communications, LLC (“CallWave”), which the Company believes is a non-practicing entity, filed a lawsuit against us in the U.S. District Court for the District of Delaware, CallWave Communications, LLC v. RingCentral, Inc., Case No. 1:12-cv-01748-RGA alleging patent infringement by the Company and AT&T, a reseller of the Company’s products and services. CallWave has asserted similar claims against other companies, including Google Inc., AT&T Inc., AT&T Mobility LLC, Sprint Nextel Corp., T-Mobile US, Inc., Verizon Communications, Inc., Research in Motion Limited and Telovations, Inc. Since then, CallWave amended its complaint twice such that they asserted U.S. Patents Nos. 7,397,910 (the ‘910 patent), 7,555,110 (the ‘110 patent), 7,822,188 (the ‘188 patent), 8,325,901 (the ‘901 patent), 7,636,428 (the ‘428 patent), 8,351,591 (the ‘591 patent), 8,064,588 (the ‘588 patent), and 7,839,987 (the ‘987 patent) against the Company’s products and services and AT&T’s Office@Hand products and services, seeking damages but no injunction. On April 1, 2013, the Company filed an Answer and Counterclaims denying all claims by CallWave in its first amended complaint. On June 3, 2013, the Company filed an Answer and Counterclaims denying all claims by CallWave in its second amended complaint. In September 2013, the Company entered into a license and settlement agreement with CallWave to settle the matter. Under the terms of the settlement, CallWave granted the Company a non-exclusive license and agreed to dismiss all claims in these matters with prejudice, including any claims for which the Company was required to indemnify and defend AT&T. As part of the settlement, the Company agreed to pay CallWave cash consideration which it recognized as general and administrative expense during the second quarter as it determined the payment to be a cost to settle a loss contingency, and the amount was probable and estimable.  During the third quarter of 2013, the Company paid substantially all of the cash consideration due under the settlement agreement.

On September 6, 2013, the Company received a letter from Capital Legal Group, LLC on behalf of Cronos Technologies LLC, which the Company believes is a non-practicing entity, asserting that the Company should consider engaging in licensing discussions regarding U.S. Patent No. 5,664,110 (the “Cronos patent”). In October 2013, the Company obtained non-exclusive rights to the Cronos patent through August 19, 2016. No complaint or other action has been filed, no specific demand for a license has been made, and the letter does not allege any infringement by the Company of the referenced patent.

Employee Agreements

The Company has signed various employment agreements with executives and key employees pursuant to which if the Company terminates their employment without cause or if the employee does so for good reason following a change of control of the Company, the employees are entitled to receive certain benefits, including severance payments, accelerated vesting of stock options and continued COBRA coverage. As of December 31, 2013, no triggering events which would cause these provisions to become effective have occurred. Therefore, no liabilities have been recorded for these agreements in the consolidated financial statements.